Exhibit 99.2

US Ecology
Acquisition of
Stablex
September 13, 2010

 Jim Baumgardner
 President & Chief Executive Officer
 Jeff Feeler
 Vice President & Chief Financial Officer
Today’s Hosts

During the course of this presentation the Company will be making forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) that are based on our current expectations, beliefs and assumptions about the industry and markets in which US Ecology, Inc. and its subsidiaries operate. Because such statements include risks and uncertainties, actual results may differ materially from what is expressed herein and no assurance can be given that the Company will meet its
2010 earnings estimates, successfully execute its growth strategy, or declare or pay future dividends.
For information on other factors that could cause actual results to differ materially from expectations, please refer to US Ecology, Inc.’s (formally known as American Ecology Corporation) December 31, 2009
Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission.
Many of the factors that will determine the Company’s future results are beyond the ability of management to control or predict. Participants should not place undue reliance on forward-looking statements, reflect management’s views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.
Important assumptions and other important factors that could cause actual results to differ materially from those set forth in the forward-looking information including a loss of a major customer, compliance with and changes to applicable laws and regulations, North American hazardous waste market conditions, access to insurance and other financial assurances, loss of key personnel, lawsuits, cost effective access to credit markets, the timing or level of government funding or competitive conditions, incidents that could limit or suspend specific operations, our ability to perform under required contracts, our willingness or ability to pay dividends and our ability to integrate the above noted or any other business acquisition. No assurance can be given that the acquisition described herein will close or be completed as contemplated, nor can any assurance of expected benefits of the aforementioned acquisition be made.

Safe Harbor

▶ Transaction Summary
▶ Business Overview
▶ Acquisition Rationale
▶ Growth Strategy
▶ Financial Review
Agenda

►Purchase price: $80 million Canadian dollars ($76.8M USD)1
►Purchased from: Marsulex, Inc. (TSX: MLX)
►Form of transaction: Share Purchase Agreement
►  Financing: Cash on hand and bank financing
 o $75 million USD [$78.2 million CAD]1 Acquisition Credit Facility
►     Non-recurring closing costs: $2.25 million or $0.07 per diluted share
►Timing: Closing on October 31, 2010, subject to:
 o Normal and customary Closing conditions
 o Closing working capital purchase price adjustment
 1Assumes a $0.96 USD to $1.00 CAD conversion rate

Transaction Summary

►Treatment and disposal facility in Blainville, Québec, Canada
►Currently owned by Marsulex, Inc. (TSX: MLX)
►Utilizes a proprietary technology (the “Stablex” process) to treat and stabilize hazardous wastes and contaminated soils
►  Stablex process consists of:
 ◦ Making contaminants insoluble by using a chemical treatment followed by stabilization and solidification processes prior to disposal in landfill
 ◦ Creating a semi-solid material that becomes a monolith after placement in cell
►Surrounding geology is blue marine clay creating a impermeable barrier between waste and non-potable water table
►Landfill owned by Province of Québec, leased by Stablex

►Processing facility, including land, owned by Stablex

Stablex Overview

►Opened in 1983
►Landfill located on a dedicated,
 government owned 325-acre site
►Maximum gate tonnage of 875,000
 metric tons over a 5-year period
 ◦ Remaining life of 34-40 years
►Landfill surrounded by Slurry Wall
►Disposal site selected due to its
 excellent hydro-geological conditions
 and the presence of a unique 25-28
 meter thick bed of natural blue marine
 clay
 ◦ Bed of marine clay affords Stablex a
 natural barrier between material
 placed in the engineered disposal
 cells and water table
Landfill Disposal Site

►Processing Facility consists of:
 ◦ 7,000 sq. ft. office building and lab
 ◦ 74,900 sq. ft. processing facility
 ◦ Truck transit storage area
 ◦ Railroad car unloading station
►Processing plant located over a clay
 retention basin, with all run-off
 collected and processed
►Processing area is surrounded by a
 clay slurry wall that is tied to blue
 clay
Processing Facility

Rail Capabilities
►Indoor unloading of
 Gondolas
►Outdoor unloading
 of Intermodals
►7 rail car storage
►Under-utilized:
 Could substantially
 benefit from USE
 expertise

Facility Rail Served

Total
} 875,000 MT over 5 years
►Maximum of 350,000
 MT over 5 years
►No restrictions for
 Canada / U.S. content
Soil
►875,000 MT less soil
 content
► U.S. restricted to
 350,000 MT with no
 impact from U.S. soils
Non-Soil

Stablex Permit Limits

IBM
ROHM HAAS
BOMBARDIER
ASHLAND
Dow
ERCO Worldwide
HEICO
RioTinto Alcan
NEWALTA
Rolls-Royce
xstrata
SUNCOR ENERGY
ConocoPhillips
VEOLIA ENVIRONMENTAL SERVICES
Pratt & Whitney
CleanHarbors ENVIRONMENTAL SERVICES
Honeywell
GE

US Ecology, Inc.

►Stablex serves a diverse base of
 blue-chip customers in North
 America
►More than 1,000 customer
 relationships
►Top 10 customers accounted
 for 57% of sales in 2009

Strong Customer Base

Volume Trends

Volume in 000s M.T.
180
160
140
120
100
80
60
40
20
-
2001
2002
2003
2004
2005
2006
2007
2008
2009
Average
99 25 13
101 40 11
111 32 10
100 31 10
80 61 12
81 64 15
73 49 15
76 43 16
76 64 15
88 45 13
BASE
EVENT
DRUM

USEcology, Inc.

Annual Treated Volume by Type
►Over the last nine years, Stablex has consistently generated volumes in excess of 135,000 metric tons (“MT”), with a high of 160,000 in 2006 and a low of
 135,000 in 2008
►Stablex’s base business has historically accounted for 60% of total volume, on average, over the last nine years
In recent years,
Stablex’s event
business has
generated an
increasing percentage
of total volume,
increasing from 22%
in 2004 to 41% in
2009

 Base Business

►Includes ongoing
 industrial process wastes
 (liquids, sludges or solids)

►Stable business with a
 95% customer retention
 rate
 Drum Business

►Includes liquid or solid wastes
 packaged in 55-gallon drum
 totes, and lab packs

►Stable, high-margin business
 with expansion potential
 Event Business

►Includes contaminated
 soils and other wastes
 from site remediation
 projects

►Stablex has a high win
 rate for relevant projects
 49% of volume
 39% of revenue
 9% of volume
 24% of revenue
 42% of volume
 37% of revenue

Volume by Region 2001 to 2009

Volume in 000s M.T.
180
160
140
120
100
80
60
40
20
-
2001
2002
2003
2004
2005
2006
2007
2008
2009
Average
60
71
77
67
62
72
48
41
75
64
77
81
76
74
91
87
88
94
80
83
Canada
US

% of Disposed Volume
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2001
2002
2003
2004
2005
2006
2007
2008
2009
Average
44%
47%
50%
47%
40%
45%
35%
31%
49%
43%
56%
53%
50%
53%
60%
55%
65%
69%
51%
57%
Canada
US

US Ecology, Inc.

►Canada volumes average 83k MT
 per year since 2001
 ◦ Base business - 61k MT or over
 70%
►U.S. volumes average 64k MT per
 year since 2001
 ◦ Base business - 40k MT or 64%

Target Market
Richland, WA
Grand View, ID
Beatty, NV
3 Sites:US Ecology

*Others include:
  • Envirosafe of Ohio (OH)
  • Heritage (IN)
  • Peoria Disposal (IL)
  • Waste Control Specialists (TX)
  • Environmental Quality (MI)
  • Pembina (Alberta)
1 Site: Stablex
5 Sites: Waste Management
7 Sites: Clean Harbors
6 Sites: Others *
22 Hazardous Waste Sites in US & Canada
Robstown,
TX
Stablex,
QC

Stablex Market Overview

Stablex Growth Strategy

Optimize waste streams and pricing between Stablex and Grand View
Cross-sell services to National Accounts
Expand and improve infrastructure
Coordinate US sales and customer service activities
Introduce new services such as trans and off-site at Stablex
Expand Permits
Win More U.S. Event Jobs
Generate sustainable increases in EPS and cash flow

US Ecology, Inc.

►Adds physical presence in Northeast
►Improves service offering and expand penetration to national accounts
►Optimizes Event Opportunities
 o Combined bids using Stablex with other USE facilities to optimize full service disposal offering
 o Broadens the remedial project bidding opportunities
►Opportunities to increase revenue and improve efficiencies
 o Transportation, brokering, permit modifications

Acquisition Rationale

►2009 Revenue of CAD$38.5 million, EBITDA of CAD$9.9 million
►EPS accretion estimated beginning in 2011 and rising through
 2015
►2010 earnings will be impacted by $0.07 of non-recurring
 transaction and integration costs
►Continue to expect 2010 EPS of $0.57 to $0.67 ex-one time
 transaction and integration costs
►Debt payments to approximate $11.2 million/year
► Interest rate at LIBOR plus margin ranging from 195 to 290bps
►Future growth drivers:
 o Volume improvement & operating leverage
 o Sharing know how and best practices
 o Service mix optimization
 o Interest expense reductions associated with debt payment

Financial Review

Investment Highlights

Strong Barriers to Entry

- Repositioned for higher margin business

Solid Growth Profile

US Ecology, Inc.

►Unique Asset
 ◦ State-of-the-art treatment process
 ◦ Government-owned Disposal site
►       Strong Relationships
 ◦ Customers
 ◦ Regulators
►stablished Market Share
 ◦ Strong position in niche market
 ◦ Geographic location serving key USE target
 market
►Stable and Growing Cash Flows
 ◦ Strong performance thru economic cycles
►Growth Opportunities
 ◦ Expanded services to new and existing
 customers
 ◦ Consolidation opportunities

20
 Q&A